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                                                                   Exhibit 10.13
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                          NEWS AMERICA INCORPORATED,

                                              Company,

                         THE NEWS CORPORATION LIMITED,
                              FEG HOLDINGS, INC.,
                        FOX ENTERTAINMENT GROUP, INC.,
                        HARPERCOLLINS PUBLISHERS INC.,
                              HARPERCOLLINS (UK),
                       NEWS AMERICA MARKETING FSI, INC.,
                            NEWS INTERNATIONAL plc,
                                 NEWS LIMITED,
                      NEWS PUBLISHING AUSTRALIA LIMITED,
                             NEWS SECURITIES B.V.,
                             NEWSCORP INVESTMENTS,

                                              Guarantors

                                      and

                      STATE STREET BANK AND TRUST COMPANY
             (as successor to THE FIRST NATIONAL BANK OF BOSTON),

                                              Trustee

                            _______________________

                        ELEVENTH SUPPLEMENTAL INDENTURE
                         Dated as of February 14, 2001

                   Amending and Supplementing the Indenture
                         Dated as of January 28, 1993
                            _______________________

                               Senior Securities

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     ELEVENTH SUPPLEMENTAL INDENTURE, dated as of February 14, 2001, among News
America Incorporated, a Delaware corporation (the "Company") with its principal office located at 1211 Avenue of the Americas, New York, NY 10036, The News Corporation Limited, a South Australia, Australia corporation (A.C.N. 007 910
330) ("News Corporation"), FEG Holdings, Inc., Fox Entertainment Group, Inc., HarperCollins Publishers Inc., HarperCollins (UK), News America Marketing FSI, Inc., News International plc, News Limited, News Publishing Australia Limited, News Securities B.V., Newscorp Investments, and The State Street Bank and Trust Company, a national banking association, as successor to The First National Bank of Boston (the "Trustee"), amending and supplementing the Indenture, dated as of January 28, 1993 (the "Original Indenture"), among the Company, the guarantors named therein (collectively, the "Guarantors") and the Trustee, which provided for the issuance of the Company's senior debt securities, to be issued in one or more series as provided therein (the "Securities"). (The Original Indenture as supplemented by the First Supplemental Indenture, dated as of March 24, 1993, the Second Supplemental Indenture, dated as of April 8, 1993, the Third Supplemental Indenture, dated as of May 20, 1993, the Fourth Supplemental Indenture, dated as of May 28, 1993, the Fifth Supplemental Indenture, dated July 21, 1993, the Sixth Supplemental Indenture, dated as of January 25, 1994, the Seventh Supplemental Indenture, dated as of February 4, 1994, the Eighth Supplemental Indenture, dated as of May 12, 1994, the Ninth Supplemental Indenture, dated as of August 1, 1995, the Tenth Supplemental Indenture, dated as of March 2, 2000, and this Eleventh Supplemental Indenture and as may hereafter be supplemented is referred to herein as the or this "Indenture"). Capitalized terms used herein and not otherwise defined herein have the meanings ascribed thereto in the Indenture.

                                   RECITALS:

     WHEREAS, effective November 22, 2000, Fox Broadcasting Company, Fox Television Holdings, Inc., The Herald and Weekly Times Limited, Nationwide News Pty Limited, News Group Newspapers Limited, News T Investments, Inc., News Triangle Finance, Inc., Newscorp Overseas Limited, Twentieth Century Fox Film Corporation, and Twentieth Century Fox Home Entertainment, Inc., each a Guarantor under the Indenture, were each unconditionally and fully released in writing from all obligations under guarantees of Indebtedness under the Override Agreement and are therefore released and eliminated from the terms of the Guarantee and as Guarantors under the Indenture; and

     WHEREAS, effective November 22, 2000, FEG Holdings, Inc. was added as a Guarantor under the Indenture; and

     WHEREAS, the provisions of this Eleventh Supplemental Indenture shall not adversely affect the interests of the Holders of Securities in any material respect; and

     WHEREAS, the Original Indenture is subject to the provisions of the United States Trust Indenture Act of 1939, as amended (the "TIA"), that are required to be part of the Original Indenture and the Indenture shall, to the extent applicable, be governed by such provisions; and

     WHEREAS, the Company has duly authorized the execution and delivery of this Eleventh Supplemental Indenture and has done all things necessary to make this Eleventh Supplemental Indenture a valid agreement in accordance with its terms.

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     NOW, THEREFORE, THIS INDENTURE WITNESSETH:

     For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of Securities, as follows:

                                  ARTICLE ONE

                              ORIGINAL INDENTURE

     SECTION 101.   Effect of Original Indenture.
                    ----------------------------

     Except as specifically provided in this Eleventh Supplemental Indenture, the Original Indenture, as heretofore supplemented and amended, shall remain in full force and effect.

                                  ARTICLE TWO

                          AMENDMENTS TO THE INDENTURE

     SECTION 201.   Release of Certain Guarantors.
                    -----------------------------

     In accordance with Sections 801 and 1205 of the Original Indenture, Fox Broadcasting Company, Fox Television Holdings, Inc., The Herald and Weekly Times Limited, Nationwide News Pty Limited, News Group Newspapers Limited, News T Investments, Inc., News Triangle Finance, Inc., Newscorp Overseas Limited, Twentieth Century Fox Film Corporation, and Twentieth Century Fox Home Entertainment, Inc., are each hereby eliminated as Guarantors under the Indenture.

     SECTION 202.   Addition of Guarantor.
                    ---------------------

     In accordance with Section 801 of the Original Indenture, FEG Holdings, Inc., is hereby added as a Guarantor under the Indenture.

     SECTION 203.   References in the Indenture.
                    ---------------------------

     By reason of the elimination of Fox Broadcasting Company, Fox Television Holdings, Inc., The Herald and Weekly Times Limited, Nationwide News Pty Limited, News Group Newspapers Limited, News T Investments, Inc., News Triangle Finance, Inc., Newscorp Overseas Limited, Twentieth Century Fox Film Corporation, and Twentieth Century Fox Home Entertainment, Inc. as Guarantors pursuant to Section 201 hereof, and the addition of FEG Holdings, Inc. as a Guarantor pursuant to Section 202 hereof and the continuation, as Guarantors, of the Guarantors under the Indenture, all references in the Indenture to the "Guarantors" are hereby deemed to refer to the following entities and all such references to each or any "Guarantor" are hereby deemed to refer to each of such entities:

     Name                           Jurisdiction of Incorporation
     ----                           -----------------------------

The News Corporation Limited                  South Australia, Australia
FEG Holdings, Inc.                            Delaware

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Fox Entertainment Group, Inc.                 Delaware
HarperCollins Publishers Inc.                 Delaware
HarperCollins (UK)                            England
News America Marketing FSI, Inc.              Delaware
News International plc                        England
News Limited                                  South Australia, Australia
News Publishing Australia Limited             Delaware
News Securities B.V.                          Netherlands
Newscorp Investments                          England

                                 ARTICLE THREE

                                 MISCELLANEOUS

     SECTION 301.   Effect of Headings.
                    ------------------

     The Article and Section headings herein are for convenience of reference only and shall not effect the construction hereof.

     SECTION 302.   Governing Law.
                    -------------

     Subject to the following sentence, this Eleventh Supplemental Indenture shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to principles of conflicts of laws. This Eleventh Supplemental Indenture is subject to the provisions of the TIA that are required to be part of the Original Indenture and shall, to the extent applicable, be governed by such provisions.

     SECTION 303.   Counterparts.
                    ------------

     This Eleventh Supplemental Indenture may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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     IN WITNESS WHEREOF, the parties hereto have caused this Eleventh
Supplemental Indenture to be duly executed as of the day and year first above written.

                              News America Incorporated

                              By: /s/ Arthur M. Siskind
                                 ---------------------------------------
                                 Name:  Arthur M. Siskind
                                 Title: Senior Executive Vice President

                              Executed as a Deed in New York,
                                        New York

                              The News Corporation Limited,
                                        as Guarantor

                              FEG Holdings, Inc.,
                                        as Guarantor


                              Fox Entertainment Group, Inc.
                                        as Guarantor

                              HarperCollins Publishers Inc.,
                                        as Guarantor

                              HarperCollins (UK),
                                        as Guarantor

                              News America Marketing FSI, Inc.,
                                        as Guarantor

                              News International plc,
                                        as Guarantor

                              News Limited,
                                        as Guarantor

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                              News Publishing Australia Limited,
                                        as Guarantor

                              News Securities B.V.,
                                        as Guarantor

                              Newscorp Investments,
                                        as Guarantor

                              By: /s/ Arthur M. Siskind
                                  -------------------------------------
                                Name:  Arthur M. Siskind
                                Title: Senior Executive Vice President,
                                       News America
                                       for the Guarantors



                              The State Street Bank and Trust Company

                              By: /s/ Paul D. Allen
                                  -------------------------------------
                                 Name:  Paul D. Allen
                                 Title: Vice President

     [seal]

Attest:

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STATE OF MASSACHUSETTS )
                       ) ss.:
COUNTY OF SUFFOLK      )

     On this 14/th/ day of February, 2001, before me personally appeared Arthur
M. Siskind who acknowledged himself to be a Senior Executive Vice President of News America Incorporated, and that he, as such Senior Executive Vice President, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself as such Senior Executive Vice President.

     IN WITNESS WHEREOF, I hereunto set my hand and official seal.



Notary Public
                                                       -------------------


[Notarial Seal]


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STATE OF NEW YORK   )
                    ) ss.:
COUNTY OF NEW YORK  )

     On the 8/th/ day of March, 2001, before me personally came Paul D. Allen, to me known, who, being by me duly sworn, did depose and say that s/he is a Vice President of The State Street Bank and Trust Company, the national banking association described in and which executed the foregoing instrument by authority of the Board of Directors of said national banking association, and that s/he signed her/his name thereto by like authority.

     IN WITNESS WHEREOF, I hereunto set my hand and official seal.

Notary Public

                      /s/ James M. Coolidge

[Notarial Seal]            JAMES M. COOLIDGE
                              Notary Public
                      My Commission Expires June 19, 2003

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